                              SERVICING CERTIFICATE                       PAGE 5
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
   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through             Current Collection Period:    01-Nov-97 to 30-Nov-97
   Certificates, Series 1997B                           P & S Agreement Date:                    01-Nov-97

   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                                Current
                                                                                                                         -----------
   Class A Certificates, Series 1997B          LIBOR + 0.28%              6.24875%    Original Closing Date:   12/9/97     18-Nov-97
   Class B Certificates, Series 1997B          Alternate Rate             7.21488%    Distribution Date:                   15-Dec-97
                                                                                      Days in Accrual Period                      28
                                                                                                                           17-Nov-97
                                                                                                                           14-Dec-97

                               Weighted Avg Mtg Rate (WAC)                7.54595%
   LIBOR      5.96875%         Weighted Avg Net Mtg Rate (Alt. Rate)      7.21488%

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
 1      Beginning Pool Principal Balance                                                                             312,781,441.00
 2      Beginning Pool Balance Factor                                                                                     95.116757%
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 3      Beginning Class A Principal Balance                                                                          308,089,000.00
 4      Beginning Class B Principal Balance                                                                            4,692,441.00
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 5      Aggregate of all Monthly Principal Payments                                                 (P&S 5.08i  )              0.00
 6      Aggregate of all Principal Prepayments Received                                             (P&S 5.08i  )      1,073,705.31
 7      Aggregate of any Net Liquidation Proceeds Received                                          (P&S 5.08iii)              0.00
 8      Aggregate of any Insurance Proceeds Received                                                (P&S 5.08iv )              0.00
 9      Aggregate of any Awards or Settlements From Condemnation Proceedings                        (P&S 5.08v  )              0.00
10      Aggregate of any Proceeds From Repurchased Mortgage Loans                                   (P&S 5.08vi )              0.00
11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest Insurance
        Policy                                                                                       (P&S 5.08vii)             0.00
12      Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                      (P&S 5.08viii)             0.00
13      Current Principal Advances                                                                                             0.00
14      Current Servicer Principal Reimbursements                                                                              0.00
15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                          1,073,705.31
16      Unrecovered Principal Amounts (Liquidation Loss)                                                                       0.00
17      Aggregate of all Interest Payments Received                                                 (P&S 5.08ii )        688,388.41
17a     Prefunding Account Interest Earned                                                          (P&S 5.14b )          54,703.45
17b     Accrued Interest at Cl A pass-through rate x Pre-funded Amount for 22 days
       (1st dist only)                                                                              (P&S 6.01a )         286,401.04
18      Current Servicing Fee                                                                       (P&S 5.08ii )          3,715.19
19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                            (P&S 6.02v )         806,850.64
19      Current Servicer Interest Advance (Recovery)                                                                     806,850.64
20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                              0.00
21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                           1,073,705.31
22      Total Interest Available For Distribution (17+17a+17b-18+19i)                                                  1,832,628.35
23      Total Funds Available For Distribution (15+22)                                                                 2,906,333.66

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24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                         1,073,705.31
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                                                                                      WATERFALL
25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                           (P&S 6.02i )              98.50%
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
        Amount (Line 20)                                                                                                       0.00
   iii. Class A Prepayment Percentage                                                                                        100.00%
   iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
        Distribution Amount                                                                                            1,073,705.31
   v.   Class A Total Distribution Allocable to Principal                                 2                            1,073,705.31
   vi.  Class A Recovered Principal Amount                                                                                     0.00
   vii  Class A Unrecovered Principal Amount                                              6                                    0.00

26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)           1         (P&S 6.02ii )      1,497,355.33
   ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                              (P&S 6.02ii )      1,497,355.33
   iii. Class A Current Interest  (pass-through rate x A's upb)                                     (P&S 6.02ii )      1,497,355.33
   iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding
        distribution date)                                                                          (P&S 6.02iii)              0.00

   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding
        distribution date)                                                                          (P&S 6.02iii)              0.00
   vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. greater than  0:
        min of 26i. and 26iv.)                                                                      (P&S 6.02iii)              0.00
   vii. Class A Interest Shortfall  (26ii. - 26i.)                                                  (P&S 6.02iii)              0.00
------------------------------------------------------------------------------------------------------------------------------------

27 i.   Current Certificate Insurance Premium                                             3                               20,852.10
   ii.  Reimbursement Amount                                                              4         (P&S 6.02vi )              0.00
   iii. Redirection of Certificate Insurance                                                                              10,000.00
   iv.  Total Amount to Certificate Insurer                                                                               10,852.10
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28 i    Subordinated Percentage                                                                     (P&S 6.02i  )              1.50%
   ii   Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                             0.00
   iii. Subordinated Prepayment Percentage                                                                                     0.00%
   iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
        Distribution Amount                                                                                                    0.00
   v.   Class B Total Distribution Allocable to Principal                                 8                                    0.00
   vi.  Class B Recovered Loss Amount                                                     9                                    0.00
   vii. Class B Unrecovered Loss Amount                                                                                        0.00

29 i    Class B Total Distribution Allocable to Interest                                  5         (P&S 6.02ii )         26,331.98
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                             (P&S 6.02ii )         26,331.98
   iii. Class B Current Interest (pass-through rate x B's upb)                                      (P&S 6.02iii)         26,331.98
   iv.  Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding
        distribution date)                                                                          (P&S 6.02iii)              0.00
   v.   Class B Interest on Unpaid Interest Shortfall                                     7                                    0.00
   vi.  Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding
        distribution date)                                                                                                        -
   vii. Class B Unpaid Interest Shortfall included in 26i.  (when 29iii. greater than 0:
        min of 29i. and 29iv.)                                                                                                 0.00
   viii.Class B Interest Shortfall  (29ii. - 29i.)                                                                             0.00
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30 i.   Cumulative Master Servicer Advanced Interest                                                (P&S 6.02v  )        806,850.64
   ii.  Cumulative Master Servicer Advanced Principal                                                                          0.00
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31 i.   Available Excess Interest                                                                                        288,088.94
   ii.  Distribution Account Shortfall                                                              (P&S 6.02xvi)              0.00
   iii  Class C Distribution Amount For Such Distribution Date                           10                              288,088.94
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32 i.   Ending Pool Principal Balance                                                               (P&S 6.02vii)    311,707,735.69
   ii.  Ending Pool Balance Factor                                                                                        94.790243%
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33      Ending Class A Principal Balance                                                                             307,015,294.69
34      Ending Class B Principal Balance                                                                               4,692,441.00
====================================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                      PAGE 6

   --------------------------------------------------------------------------------------------------------------------------------
   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997B      Current Collection Period:  01-Nov-97 to 30-Nov-97

   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                            LIBOR=    5.9688%
   Class A Certificates, Series 1997B          LIBOR + 0.28%                6.24875% Original Closing Date:               18-Nov-97
   Class B Certificates, Series 1997B          Alternate Rate               7.21488% Distribution Date:                   15-Dec-97

                                   Weighted Avg Net Mtg Rate (Alt. Rate)    7.21488%
        -------------------------------------------------------------------------------------------------------------------------
 1 i.   Class A Total Distribution Allocable to Principal                                                                3.485049
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                 0.000000
   iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount                              3.485049
   iv   Class A Recovered Principal Amount                                                                               0.000000
   v    Class A Unrecovered Principal Amount                                                                             0.000000

 2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                          4.860139
   ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution
        date)                                                                                                            4.860139
   iii. Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0: min of 26i.
        and 26iv.)                                                                                                       0.000000
   iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution
        date)                                                                                                            0.000000

        -------------------------------------------------------------------------------------------------------------------------

 3 i.   Class B Total Distribution Allocable to Principal                                                                0.000000
   ii.  Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                       0.000000
   iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal Distribution Amount                          0.000000
   iv   Class B Recovered Loss Amount                                                                                    0.000000
   v    Class B Unrecovered Loss Amount                                                                                  0.000000

 4 i.   Class B Total Distribution Allocable to Interest                                                                 5.611574
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                                  5.611574
   iii. Class B Current Interest (pass-through rate x B's upb)                                                           5.611574
   iv   Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding
        distribution date)                                                                                               0.000000
        -------------------------------------------------------------------------------------------------------------------------

 5      Ending Pool Principal Balance                                                                              311,707,735.69
 6      Ending Pool Balance Factor                                                                                      94.790243%

 7      Ending Class A Principal Balance                                                                           307,015,294.69
 8      Ending Class B Principal Balance                                                                             4,692,441.00
        -------------------------------------------------------------------------------------------------------------------------

 9 i.   Current Master Servicer Advanced (Recovered) Interest                                                          806,850.64
   ii.  Current Master Servicer Advanced (Recovered) Principal                                                               0.00
   iii. Current Trustee Advanced Interest                                                                                    0.00
   iv   Current Trustee Advanced Principal                                                                                   0.00
   v    Additional Servicing Compensation                                                          (P&S 6.02ix  )            0.00
   vi   Amount of Servicing Advances Paid by Master Servicer                                       (P&S 6.02 x  )            0.00
   vii  Formula Principal Amount & Unrecovered Principal Amounts                                   (P&S 6.02iv  )            0.00
   viii Amount of Delinquencies of Mortgage Loans                                                                        3,246.25
   ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:                 15-DEC-97                                           0.00000%
   x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:                 15-DEC-97                                           0.00000%
        -------------------------------------------------------------------------------------------------------------------------

10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                       2
   ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                        531,000.00
11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                       0
   ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                              0.00
12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                                     0
   ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                            0.00
13 i    Number of Mortgage Loans in Foreclosure                                                                                 0
   ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                        0.00

14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                            0.00
15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                            (P&S 6.02xiii)            0.00
        =========================================================================================================================